Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL
To Purchase for Cash Any and All
10% Convertible Subordinated Notes Due April 30, 2017
of
ADCARE HEALTH SYSTEMS, INC.
Pursuant to the Offer to Purchase dated December 8, 2016
THE OFFER (AS DEFINED BELOW) WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, AT THE END OF MONDAY, JANUARY 9, 2017, UNLESS EXTENDED AS DESCRIBED HEREIN (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”) OR EARLIER TERMINATED. REGISTERED HOLDERS (EACH, A “HOLDER” AND, COLLECTIVELY, THE “HOLDERS”) OF THE CONVERTIBLE NOTES (AS DEFINED BELOW) MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR CONVERTIBLE NOTES AT OR PRIOR TO THE EXPIRATION TIME IN ORDER TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE (AS DEFINED BELOW). TENDERED CONVERTIBLE NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME.
Completed Letters of Transmittal, the original Convertible Notes to be tendered (or a completed Affidavit of Lost Note and Indemnification Agreement with respect thereto, a form of which is attached to this Letter of Transmittal) and any other documents required in connection with tender of the Convertible Notes should be delivered to AdCare Health Systems, Inc. at 454 Satellite Blvd. NW, Suite 100, Suwanee, Georgia 30024, Attention: Corporate Secretary. Any requests for information concerning the Offer, for assistance in connection with the Offer, or for additional copies of the Offer to Purchase or related materials, should be directed to AdCare at the address above or (678) 869-5116.
DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL CONVERTIBLE NOTES TO BE TENDERED OR ANY OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF ANY OF THE FOREGOING BY FACSIMILE OR EMAIL TRANSMISSION, WILL NOT CONSTITUTE A VALID DELIVERY.
This document relates to the offer (the “Offer”) by AdCare Health Systems, Inc. a Georgia corporation (“AdCare”), to purchase for cash any and all of its outstanding 10% Convertible Subordinated Notes Due April 30, 2017 (the “Convertible Notes”) at a purchase price equal to $1,000 per $1,000 principal amount of Convertible Notes purchased (the “Purchase Price”), plus accrued and unpaid interest on such Convertible Notes, if any, up to, but not including, the Payment Date (as defined in the Offer to Purchase) (“Accrued Interest”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 8, 2016 (as the same may be amended or supplemented, the “Offer to Purchase”), and this Letter of Transmittal (as the same may be amended or supplemented, the “Letter of Transmittal”). Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Offer to Purchase.

IF YOU DESIRE TO ACCEPT THE OFFER, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR CONVERTIBLE NOTES TO ADCARE PRIOR TO THE EXPIRATION TIME.
This Letter of Transmittal must be completed, and its instructions followed, by a Holder desiring to tender Convertible Notes.
Tenders of Convertible Notes may be withdrawn at any time prior to the Expiration Time. For a withdrawal of a tender of Convertible Notes to be effective, AdCare must receive a written notice of withdrawal prior to the Expiration Time, by mail, courier or hand delivery. Any such notice of withdrawal must: (i) specify the name of the Holder who tendered the Convertible Notes to be withdrawn; (ii) contain the identification number of such Convertible Notes (which is set forth on the face of each Convertible Note); (iii) contain a statement that such Holder is withdrawing the election to tender such Holder’s Convertible Notes; and (iv) be signed by the Holder in the same manner as the original signature on such Holder’s Letter of Transmittal, including any required signature guarantee(s), or be accompanied by evidence satisfactory to AdCare that the person withdrawing the tender has succeeded to the beneficial ownership of the Convertible Notes.
For a description of the procedures to follow in order to tender or withdraw the Convertible Notes, see “Procedures for Tendering and Withdrawing Convertible Notes” in the Offer to Purchase and the instructions to this Letter of Transmittal.
In order to properly complete this Letter of Transmittal, a Holder of Convertible Notes must:
•    complete the box below entitled “Convertible Notes To Be Tendered”;

•	if appropriate, check and complete the boxes entitled “Special Issuance Instructions” and “Special Delivery Instructions”;

•	sign the Letter of Transmittal by completing the box entitled “Please Sign Here”; and

•	complete an Internal Revenue Service (“IRS”) Form W-9 (or, if applicable, an appropriate IRS Form W-8).
To tender your Convertible Note pursuant to the Offer, you must deliver to AdCare Health Systems, Inc. at 454 Satellite Blvd. NW, Suite 100, Suwanee, Georgia 30024, Attention: Corporate Secretary, by mail, courier or hand delivery, prior to the Expiration Time: (i) this Letter of Transmittal, properly completed, dated and signed (including signatures guaranteed if required), pursuant to the instructions provided in this Letter of Transmittal; (ii) the original Convertible Notes to be tendered (or a properly completed, signed and dated Affidavit of Lost Note and Indemnification Agreement with respect thereto); and (iii) any other documents required by the Letter of Transmittal or the Affidavit of Lost Note and Indemnification Agreement.
Delivery of the Transmittal Letter without the original Convertible Notes to be tendered (or a completed, signed and dated Affidavit of Lost Note and Indemnification Agreement with respect thereto) will not constitute valid delivery.
PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE OFFER TO PURCHASE CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. The instructions included with this Letter of Transmittal must be followed.

AdCare expressly reserves the right, in its sole discretion but subject to applicable law, to: (i) waive any and all of the conditions of the Offer prior to the Expiration Time; (ii) extend the Expiration Time of the Offer; (iii) amend the terms of the Offer; or (iv) if any of the conditions to the Offer are not satisfied, terminate the Offer and not accept for payment any Convertible Notes tendered in the Offer.
THE OFFER HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), NOR HAS THE SEC PASSED UPON THE FAIRNESS OR MERITS OF THE OFFER OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THE OFFER TO PURCHASE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THE OFFER TO PURCHASE OR IN THIS LETTER OF TRANSMITTAL AND OTHER MATERIALS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ADCARE OR ANY OTHER PERSON.
[Letter of Transmittal Continues on Following Pages]

CONVERTIBLE NOTES TO BE TENDERED (To Be Completed by All Tendering Holders)
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOX BELOW
If a Holder elects to tender a Convertible Note pursuant to the Offer, then such Holder must tender the entire principal amount of such Convertible Note. Holders may not elect to tender only a portion of the principal balance of a Convertible Note. No partial tenders of a Convertible Note will be accepted. Complete the following with respect to each Convertible Note to be tendered pursuant to the Offer:

Name of Holder	Identification No. of Convertible Note	Date of Issuance of Convertible Note

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

[To Be Completed by All Tendering Holders]

Ladies and Gentlemen:
Upon the terms and subject to the conditions of the Offer to Purchase, the undersigned hereby tenders to AdCare the entire principal amount of each of the Convertible Notes identified in the box above entitled “Convertible Notes To Be Tendered.”
Subject to, and effective upon, the acceptance for purchase of, and payment for, the entire principal amount of the Convertible Notes tendered herewith, the undersigned hereby:

•	sells, assigns and transfers to, or upon the order of, AdCare, all right, title and interest in and to all of the Convertible Notes tendered hereby;

•
waives any and all other rights, other than rights under federal securities laws, with respect to such Convertible Notes (including, without limitation, any existing or past defaults and their consequences in respect of such Convertible);

•
releases and discharges AdCare from any and all claims, other than claims under federal securities laws, the undersigned may have now, or may have in the future arising out of, or related to, such Convertible Notes, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Convertible Notes, or to convert the Convertible Notes into shares of AdCare’s common stock; and

•
irrevocably constitutes and appoints AdCare as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Convertible Notes, with full powers of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

◦	Transfer to AdCare ownership of such Convertible Notes on the account books maintained by AdCare, together with all accompanying evidences of transfer and authenticity;

◦	present such Convertible Notes for transfer on any other relevant security register; and

◦
receive all benefits or otherwise exercise all rights of beneficial ownership of such Convertible Notes (except the right to receive the Purchase Price and any Accrued Interest for any tendered Convertible Notes that are purchased by AdCare);

all in accordance with the terms and subject to the conditions of the Offer, as described in the Offer to Purchase.
The undersigned acknowledges and agrees that a tender of Convertible Notes pursuant to any one of the procedures described in the Offer to Purchase under the caption “Procedures for Tendering and Withdrawing Convertible Notes” and in the instructions to this Letter of Transmittal will, upon AdCare’s acceptance of such Convertible Notes, constitute a binding agreement between the undersigned and AdCare upon the terms and subject to the conditions of the Offer to Purchase.
The Offer is subject to the conditions set forth in the Offer to Purchase under the caption “Conditions to the Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by AdCare, subject to applicable law) as more particularly set forth in the Offer to Purchase, AdCare may not be required to accept for payment any of the Convertible Notes tendered by this Letter of Transmittal and, in such event, the Convertible Notes not accepted for payment will remain outstanding. If the Convertible Notes tendered hereby are not accepted for payment, or such tender is withdrawn by the Holder, or the Offer is terminated, then the Convertible Notes tendered by the undersigned will be returned to the undersigned as promptly as practicable.
The undersigned hereby represents and warrants that:

•	the undersigned has full power and authority to tender, sell, assign and transfer the Convertible Notes tendered hereby;

•
when such tendered Convertible Notes are accepted for purchase and paid for by AdCare pursuant to the Offer, AdCare will acquire good title thereto, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind; and

•
the undersigned will, upon request, execute and deliver any additional documents deemed by AdCare to be necessary or desirable to complete the sale, assignment and transfer of the Convertible Notes tendered hereby.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any subsequent transferees of the Convertible Notes.
In consideration for the purchase of the Convertible Notes pursuant to the Offer, the undersigned hereby waives, releases, forever discharges and agrees not to sue AdCare or its former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the Offer), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against AdCare or its former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as a result of or in any manner related to:

•	the undersigned’s purchase, ownership or disposition of the Convertible Notes pursuant to the Offer; and

•	any decline in the value thereof up to and including the Payment Date, and thereafter, to the extent the Holder retains Convertible Notes.
Without limiting the generality or effect of the foregoing, upon the purchase of Convertible Notes pursuant to the Offer, AdCare shall obtain all rights relating to the undersigned’s ownership of Convertible Notes (including, without limitation, the right to all interest payable on the Convertible Notes) and any and all claims relating thereto.
Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that any Convertible Notes not accepted for purchase be returned to the undersigned. Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that any checks for payment to be made in respect of the Convertible Notes tendered hereby be issued to the order of, and delivered to, the undersigned.
In the event that the “Special Issuance Instructions” box is completed, the undersigned hereby requests that any Convertible Notes not accepted for purchase be delivered to the person(s) at the address(es) therein indicated. The undersigned recognizes that AdCare has no obligation pursuant to the “Special Issuance Instructions” box to transfer any Convertible Notes from the names of the registered Holder(s) thereof if AdCare does not accept for purchase such Convertible Notes so tendered. In the event that the “Special Payment Instructions” box is completed, the undersigned hereby requests that checks for payment to be made in respect of the Convertible Notes tendered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated, subject to provision for payment of any applicable taxes being made.
[Letter of Transmittal Continues on Following Pages]

PLEASE SIGN HERE
(To Be Completed By All Tendering Holders)
This Letter of Transmittal must be signed by the registered Holder(s) exactly as their name(s) appear(s) on the Convertible Note(s) being tendered hereby. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to AdCare of such person’s authority to act. See Instruction 1 below.

X ________________________________________________________________________________ X ___________________________________________________________________________________
Signature(s) of Holder(s) or Authorized Signatory
Dated: ______________________
Name(s): ___________________________________________________________________________
Capacity (full title): ___________________________________________________________________
Address: ___________________________________________________________________________
__________________________________________________________________________________
(Zip Code)
Area Code and Telephone No.: ( ) __________________________________________________

MEDALLION SIGNATURE GUARANTEE
(If required — see Instructions 1 and 2 below)
(Name of Eligible Institution Guaranteeing Signature(s))

 ___________________________________________________________________________________
(Address (including zip code) and Telephone Number (including area code) of Firm)

___________________________________________________________________________________
(Authorized Signature)

___________________________________________________________________________________
(Printed Name)

___________________________________________________________________________________
(Title)

Dated: ______________________

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 2, 4 and 7 below)
To be completed ONLY if Convertible Notes not accepted for purchase are to be returned to an address different from that shown in the box above entitled “Please Sign Here” within this Letter of Transmittal.

Name(s): ___________________________________________________________________________

Address:____________________________________________________________________________

Telephone Number: ___________________________________________________________________

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 2, 4 and 7)
To be completed ONLY if Convertible Notes not accepted for purchase are to be returned to an address different from that shown in the box above entitled “Please Sign Here” within this Letter of Transmittal.

Name:______________________________________________________________________________
(Please Print)
Address:____________________________________________________________________________

(Zip Code)
(Taxpayer Identification or Social Security Number)

[Letter of Transmittal continues on Following Pages]

INSTRUCTIONS TO LETTER OF TRANSMITTAL
(Forming part of the terms and conditions of the Offer)
1.Signatures on Letter of Transmittal. This Letter of Transmittal must be signed by the registered Holder(s) exactly as their name(s) appear(s) on the Convertibles Notes being tendered hereby.
If any of the Convertible Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Convertible Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Convertible Notes.
If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to AdCare of such person’s authority to so act must be submitted.
When this Letter of Transmittal is signed by the registered Holders of the Convertible Notes tendered hereby, no separate instruments of transfer are required unless payment is to be made to a person other than the registered Holders, in which case signatures on such instruments must be guaranteed by an Eligible Institution (as defined below).
2.Signature Guarantees. All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or FINRA, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an “Eligible Institution”) unless: (i) this Letter of Transmittal is signed by the registered Holder(s) tendered hereby; or (ii) such Convertible Notes are tendered for the account of an Eligible Institution.
3.Delivery of Original Convertible Note (or an Affidavit of Lost Note and Indemnification Agreement). To tender your Convertible Note in the Offer, you must, prior to the Expiration Time: (i) properly complete, date, sign and deliver the Transmittal Letter by mail, courier service or hand delivery to AdCare Health Systems, Inc. at 454 Satellite Blvd. NW, Suite 100, Suwanee, Georgia 30024, Attention: Corporate Secretary, pursuant to the instructions provided in the Transmittal Form; and (ii) deliver to AdCare at the foregoing address and in the foregoing manner the original Convertible Note to be tendered (or a completed, signed and dated Affidavit of Lost Note and Indemnification Agreement, a form of which is attached to the Letter of Transmittal). Delivery of the Transmittal Letter without the original Convertible Notes to be tendered (or a completed, signed and dated Affidavit of Lost Note and Indemnification Agreement with respect thereto) will not constitute valid delivery.
4.Transfer Taxes. Except as set forth in this Instruction 4, AdCare will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Convertible Notes to it, or to its order, pursuant to the Offer. If payment is to be made to, or if tendered Convertible Notes are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Holder(s) or such other person(s) payable on account of the transfer to such other person(s)) will be deducted from the payment (and any remaining amount of transfer taxes will be billed directly to the Holder(s) or such other person(s)) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

5.Questions or Requests for Assistance or Additional Copies. Any questions or requests for assistance concerning the Offer or requests for additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to AdCare Health Systems, Inc. at 454 Satellite Blvd. NW, Suite 100, Suwanee, Georgia 30024, Attention: Corporate Secretary, or (678) 869-5116.
6.No Partial Tenders. A convertible Note may be tendered in the Offer only with respect to the entire principal amount thereof. No partial tenders of a Convertible Note will be accepted. The tendering Holder should complete the box above entitled “Convertible Notes To Be Tendered” with respect to each Convertible Note to be tendered by such Holder. The entire principal amount of the Convertible Notes identified in such box will be deemed to have been tendered.
7. Special Issuance and Special Payment Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Convertible Notes not accepted for purchase or checks for payment of the Purchase Price and Accrued Interest are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated and an appropriate IRS form for such recipient must be completed. If no instructions are given, Convertible Notes not accepted for purchase will be returned, and checks for payment of the Purchase Price and Accrued Interest will be sent, to the Holder of the Convertible Notes tendered. The undersigned recognizes that AdCare has no obligation pursuant to either of the special instructions boxes if AdCare does not accept for purchase any of the Convertible Notes so tendered or if provision for payment of any applicable transfer taxes is not made.
8.Waiver of Conditions. Subject to applicable law, AdCare reserves the right, in its sole discretion, to amend or waive any or all of the conditions to the Offer on or prior to the Expiration Time.
9.Taxpayer Identification Number: IRS Form W-9 and Form W-8. To prevent backup withholding, each Holder tendering Convertible Notes that is a U.S. person must provide such Holder’s correct taxpayer identification number by completing the enclosed IRS Form W-9, certifying that: (i) the taxpayer identification number provided is correct (or that such Holder is awaiting a taxpayer identification number); (ii)(a) such Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding; and (iii) the Holder is a U.S. person.
If the Holder tendering Convertible Notes does not have a taxpayer identification number, such Holder should consult the enclosed IRS Form W-9 for instructions on applying for a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part I of the IRS Form W-9, sign and date the IRS Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If the Holder tendering Convertible Notes does not provide such Holder’s taxpayer identification number to AdCare prior to payment, backup withholding will apply at a rate of 28%. Note: Writing “Applied For” on the form means that the Holder tendering Convertible Notes has already applied for a taxpayer identification number or that such Holder intends to apply for one in the near future.
If the Convertible Notes are registered in more than one name or are not in the name of the actual owner, consult the instructions on the enclosed IRS Form W-9 for information on which taxpayer identification number to report.

Certain Holders tendering Convertible Notes (including, among others, certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder tendering Convertible Notes that is a U.S. person must enter its correct taxpayer identification number in Part I of the IRS Form W-9 and sign and date the form. See the enclosed IRS Form W-9 for additional instructions. In order for a Holder that is not a U.S. person to qualify as exempt from backup withholding, such person must submit a completed IRS Form W-8BEN (or other appropriate IRS Form W-8), signed under penalty of perjury attesting to such exempt status. Such form (and additional IRS forms) may be obtained from the IRS at its Internet website: www.irs.gov.
If AdCare is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the Holder may be subject to backup withholding of a portion of the reportable payments made with respect to the Convertible Notes and penalties imposed by the IRS. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of criminal and/or civil fines and penalties. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an over-payment of taxes, a refund may be obtained if the appropriate information is provided to the IRS in a timely manner.
AdCare reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.
For a general discussion of the U.S. federal income tax consequences of the Offer, Holders should review the section of the Offer to Purchase entitled “Material U.S. Federal Income Tax Consequences.”
10. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of Convertible Notes pursuant to the procedures described in this Offer to Purchase and the Letter of Transmittal and the form and validity of all documents will be determined by AdCare in its sole discretion. AdCare reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of or payment for which may, upon the advice of counsel for AdCare, be unlawful. AdCare also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Convertible Notes, subject to applicable law. Any determination by AdCare as to the validity, form, eligibility and acceptance of Convertible Notes for payment, or any interpretation by AdCare as to the terms and conditions of the Offer, is subject to applicable law and, if challenged by Holders or otherwise, to the judgment of a court of competent jurisdiction. AdCare is not obligated and does not intend to accept any alternative, conditional or contingent tenders. Unless waived, any irregularities in connection with tenders must be cured within such time as AdCare shall determine. None of AdCare or any of its affiliates or assigns or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to a Holder for failure to give such notification. Tenders of Convertible Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Convertible Notes received by AdCare that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by AdCare to the tendering Holders, unless otherwise provided in the Letter of Transmittal, as promptly as practical following the Expiration Time.
[End of Letter of Transmittal]

AFFIDAVIT OF LOST NOTE
AND INDEMNIFICATION AGREEMENT
TO BE COMPLETED ONLY IF YOU ARE NOT ABLE TO SUBMIT YOUR ORIGINAL CONVERTIBLE NOTE TO BE TENDERED ALONG WITH YOUR LETTER OF TRANSMITTAL. MUST BE COMPLETED, SIGNED AND NOTARIZED. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION, AGENT OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW UNDER “CAPACITY” AND SUBMIT EVIDENCE SATISFACTORY TO ADCARE OF SUCH PERSON’S AUTHORITY TO ACT.
The undersigned hereby represents, warrants and agrees as follows:

1.	The following described instrument of AdCare Health Systems, Inc., a Georgia corporation (“AdCare”), was lost or stolen:
10% Convertible Subordinated Note Due April 30, 2017 (No. _________), in the original principal amount of $__________, dated _______________, 2015 (the “Convertible Note”), and registered in the name of _________________________ (“Holder”).

2.	That the sole and unconditional record owner of the Convertible Note is Holder.

3.	That the Convertible Note was neither endorsed nor assigned by Holder or, to Holder’s knowledge, by anyone else.

4.
That neither the Convertible Note, nor any interest therein has been sold, assigned, endorsed, transferred, deposited under any agreement, hypothecated, pledged, or disposed of in any manner by or on behalf of Holder; that neither Holder nor anyone on Holder’s behalf has signed any power of attorney, any stock power or any other assignment or authorization respecting the Convertible Note; and that no person, firm or corporation has any right, title, claim, equity or interest in, to or respecting the Convertible Note, except Holder as the sole owner.

5.
That this Affidavit of Lost Note and Indemnification Agreement (the “Affidavit”) is made for the purpose of inducing AdCare to accept the Holder’s tender of the Convertible Note in connection with AdCare’s offer (the “Offer”) to purchase for cash any and all of its outstanding 10% Convertible Subordinated Notes Due April 30, 2017 at a purchase price equal to $1,000 per $1,000 principal amount thereof, plus accrued and unpaid interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 8, 2016 (as the same may be amended or supplemented).

6.	Holder hereby agrees to immediately surrender the Convertible Note to AdCare for cancellation without consideration should it at any time come into the possession or control of Holder.

7.	To induce AdCare to accept this Affidavit in place of the lost Convertible Note in connection with Holder’s acceptance of the Offer, Holder and its successors and assigns shall at all times indemnify and hold harmless AdCare and its directors, officers, agents, successors and assigns from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all losses, damages, judgments, costs, charges, counsel fees, payments, expenses and liabilities whatsoever, which any of such indemnitees at any time shall or may sustain or incur (i) by reason of any claim which may be made in respect of the Convertible Note, or (ii) by reason of any payment, transfer, exchange, delivery or other act which any indemnitee hereunder may make or do in respect of the Convertible Note, whether made or done through accident, oversight or neglect, or whether made or done upon presentation thereof without contesting, inquiring into or litigating the propriety of such payment, transfer, exchange, delivery or other act.

8.
It is understood and agreed that in case the Convertible Note shall be recovered by anyone, then this Affidavit may be immediately enforced. This Affidavit shall be deemed a continuing obligation and successive recoveries may be had thereon for the various matters in respect of which any indemnitee shall from time to time become entitled to be indemnified.

9.	This Affidavit shall be governed by the laws of the State of Georgia as such laws are applied to contracts between Georgia residents entered into and to be performed entirely in Georgia.
[Signature Page to Affidavit of Lost Note and Indemnification Agreement Follows]

IN WITNESS WHEREOF, Holder has executed, or caused to be executed, this Affidavit of Lost Note and Indemnification Agreement as of the date set forth below.

HOLDER:
(Signature of Holder or Authorized Signatory)

Dated:_________________

(Printed Name)

(Capacity, full title)

(Address)

(Telephone No.)

State of ___________________________

County of __________________________

Signed before me this ____ day of __________, 201__, by _______________________________
(Holder/Signer Name)

Personally Known __________

Produced Identification __________

Type of ID:_____________________________________________________

Notary Stamp
Or Seal

(Signature Notary)
My Commission Expires:_____________

[Signature Page to Affidavit of Lost Note and Indemnification Agreement]

Form **W-9**
(Rev. December 2014)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only **one** of the following seven boxes:

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ________

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

☐☐☐ - ☐☐ - ☐☐☐☐

or

Employer identification number

☐☐ - ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at *www.irs.gov/fw9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting?* on page 2 for further information.

Cat. No. 10231X Form **W-9** (Rev. 12-2014)

Form W-9 (Rev. 12-2014) Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014) Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Form W-9 (Rev. 12-2014) Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity[4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 2.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.